1 EXHIBIT 99.1

2 Certain statements contained in this release which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non- payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors and statements of future economic performances and statements of assumptions underlying such statements. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management’s analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. These factors include, but are not limited to: economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act); management’s ability to effectively execute its business plan; mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; the effect of changes in accounting policies and practices; and the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as well as its other filings with the SEC, for a more detailed discussion of these risks, uncertainties and other factors that could cause actual results to differ from those discussed in the forward-looking statements. Such forward-looking statements are meaningful only on the date when such statements are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events. Forward Looking Statement Disclosure

3 About First Financial Bancorp Strategic Direction Recent Financial Results Presentation Contents

4 Company Overview NASDAQ: FFBC Overview Founded: 1863 Headquarters: Cincinnati, Ohio Banking Centers: 101 Assets: $8.2 billion Loans: $5.5 billion Deposits: $6.2 billion Wealth Mgmt: $2.3 billion AUM Lines of Business Commercial / Private Banking C&I, I-CRE, Treasury, Wealth Retail Banking Consumer, Mortgage, Small Business Specialty Finance ABL, Equipment Finance, Syndication Desk, Quick Service Restaurant, Insurance Agency Finance $ in millions except “per share” and where otherwise noted in the presentation www.bankatfirst.com $18.18 $18.07 $19.08 $17.94 $17.81 3.52% 3.54% 3.35% 3.57% 3.59% 1Q164Q153Q152Q151Q15 Share Price Dividend Yield

Central OH Loans $0.9 billion Loan Growth (Y-o-Y) 28.7% Deposits $0.4 billion Deposit Market Share #14 (0.9%) Banking Centers 6 Fortune 500 Companies 4 5 Our Markets Indianapolis Loans $0.4 billion Loan Growth (Y-o-Y) 38.6% Deposits $0.5 billion Deposit Market Share #13 (1.2%) Banking Centers 8 Fortune 500 Companies 3 Community Markets Loans $1.2 billion Loan Growth (Y-o-Y) 1.9% Deposits $2.5 billion Banking Centers 34 Greater Cincinnati Loans $1.9 billion Loan Growth (Y-o-Y) 5.6% Deposits $2.4 billion Deposit Market Share #5 (2.2%) Banking Centers 49 Fortune 500 Companies 9

Proven Acquirer Two FDIC-assisted acquisitions totaling $2.5 billion in assets (2009) Two branch acquisitions of 38 offices in Indiana and Ohio (2011) Three banks in Columbus, Ohio totaling $727 million in assets (2014) Oak Street Funding, specialty lender focused on the insurance industry, $243 million in assets (3Q 2015) Effective Operator 102 consecutive quarters of profitability through 1Q 2016 Replaced the runoff of ~ $2 billion of high yield covered loans Consolidated 78 banking centers in conjunction with significant efficiency gains since 2009 Developed robust enterprise risk management & compliance programs, with board risk committee since 2010 6 Through the Cycle

Product expansions Specialty lending (~ $1 billion, excluding Oak Street) Mobile banking & other technology enhancements for clients Re-entry into mortgage business (2010) 2015 originations of $320 million Wealth infrastructure improvements Investment model Real estate management, tax & insurance outsourcing Significant technology & infrastructure investments Continued expansion of risk management & compliance 7 Investments in our Business

Proven & sustainable business model Well managed through the cycle Conservative operating philosophy Consistent profitability Robust capital management Prudent steward of shareholders’ capital Strong asset quality Well defined M&A strategy Selective markets, products & asset diversification Direct linkage between compensation and performance STI, LTI, management stock ownership targets 8 Invest with First Financial

9 1 – includes dividend reinvestment 2 – simple average - assumes equal weight 3 – 2016 YTD through 04/28/2016 Total Shareholder Return 1 Company Ticker 2008-1Q16 2015 2016 YTD (3) First Financial FFBC 133.04% 0.68% 8.55% KBW Regional Bank Index KRX 24.52% 5.99% 1.15% NASDAQ Composite CCMP 102.47% 7.11% -3.64% Fifth Third FITB -19.62% 1.27% -7.29% US Bancorp USB 55.48% -2.81% 1.72% PNC PNC 56.25% 6.81% -6.37% Park National PRK 119.71% 6.74% 1.92% Old National ONB 7.89% -5.72% -1.54% Select Bank Average (2) AVG 43.94% 1.26% -2.32%

10 About First Financial Bancorp Strategic Direction Recent Financial Results

11 Operational Excellence • Focus on cost, efficiency & volume Client Intimacy • Strong client focus • Relationship driven Product Leadership • Develop new products, new markets & new techniques What does First Financial stand for? Strategic Overview

Our strategy is to be the Premier Business Bank in the markets we serve “Bank the business, bank the owner & bank the employees.” Rationale: Our value proposition – relationship banking & sophisticated solutions – resonates with and is desired by small / mid-size businesses Alignment with our competitive advantage By expanding relationships with our business clients, we can efficiently grow all areas of the bank – Consumer, Wealth & Business Banking 12 Premier Business Bank Our Strategy

13 Connecting Strategy to Execution 13

14 Strategic Priorities Deliver top quartile shareholder returns Continue to invest in innovative solutions that enable our clients to bank with us on their terms Promote leadership & development within our communities Achieve best-in-class compliance & risk management programs Remain vigilant in our credit philosophy & oversight Focused growth efforts in metropolitan markets Maintain a disciplined approach to process improvement & expense management Deploy capital in an opportunistic & risk-appropriate manner Proactively develop leadership talent across the organization Plan & prepare for the $10 billion asset threshold Pace – 3 to 5 years organic Preparation – DFAST, risk, compliance, data management

15 About First Financial Bancorp Strategic Direction Recent Financial Results

16 1Q 2016 Highlights – 102nd Consecutive Quarter of Profitability Total assets increased $46 million, to $8.2 billion, compared to the fourth quarter. Loans increased $116 million, or 9% annualized, over the linked quarter. Deposits decreased $3 million, or 0.2% annualized, compared to the linked quarter. Balance Sheet Profitability Asset Quality Net Interest Income & Net Interest Margin Non-Interest Income & Non-Interest Expense Capital Non-interest income declined $0.1 million to $15.1 million, excluding gains on securities and non-interest income related to the covered / formerly covered loan portfolio. Non-interest expenses of $50.7 million included approximately $0.5 million of non-operating expenses. Operating expense base expected to be approximately $50 million per quarter. Net interest income increased $0.5 million to $66.6 million compared to fourth quarter. Effective yield earned on loans decreased 3 bps to 4.59%. Net interest margin decreased 1 bps to 3.68% on a fully tax equivalent basis. GAAP net income = $19.8 million or $0.32 per diluted share. ROAA = 0.98%. ROATCE = 13.06%. Operating net income = $20.1 million or $0.33 per diluted share. O-ROAA = 1.00%. O-ROATCE = 13.27%. GAAP efficiency ratio = 61.8%. Operating efficiency ratio = 61.2%. Provision expense of $1.7 million. Net charge offs of $1.3 million. NCOs / Avg. Loans = 0.1% annualized. Non-performing Loans / Total Loans = 0.95%. Non-performing Assets / Total Assets = 0.78%. ALLL / Non-accrual Loans = 244%. ALLL / Total Loans = 0.98%. Capital ratios remain strong. Total capital = 12.86%. Tier 1 capital = 10.17%. TCE ratio = 7.71%. Tangible book value per share = $9.94.

17 Profitability Net Income & EPS Return on Average Assets Return on Tangible Common Equity $19.8 $19.8 $18.7 $18.9 $17.6 $20.1 $20.5 $20.9 $19.2 $17.8 $0.32 $0.32 $0.30 $0.31 $0.29 $0.33 $0.33 $0.34 $0.31 $0.29 1Q164Q153Q152Q151Q15 Net Income (GAAP) Net Income (Operating) EPS (GAAP) EPS (Operating) $19.8 $19.8 $18.7 $18.9 $17.6 $20.1 $20.5 $20.9 $19.2 $17.8 13.06% 12.98% 12.33% 11.60% 11.12% 13.27% 13.40% 13.77% 11.75% 11.23% 1Q164Q153Q152Q151Q15 Net Income (GAAP) Net Income (Operating) ROATCE (GAAP) ROATCE (Operating) $19.8 $19.8 $18.7 $18.9 $17.6 $20.1 $20.5 $20.9 $19.2 $17.8 0.98% 0.99% 0.97% 1.05% 0.99% 1.00% 1.02% 1.09% 1.06% 1.00% 1Q164Q153Q152Q151Q15 Net Income (GAAP) Net Income (Operating) ROAA (GAAP) ROAA (Operating)

18 Net Interest Income / Net Interest Margin Average Loan & Deposit Balances for the Quarter Gross loans include loans held for sale and FDIC indemnification asset Net Interest Income Net Interest Margin Average Loans Average Deposits $5,435 $5,267 $5,053 $4,814 $4,793 4.59% 4.62% 4.52% 4.45% 4.51% 1Q164Q153Q152Q151Q15 Gross Loans Loan Yield $1,387 $1,402 $1,344 $1,325 $1,286 $1,392 $1,424 $1,231 $1,220 $1,176 $1,938 $2,005 $2,015 $1,950 $1,915 $1,419 $1,416 $1,370 $1,276 $1,271 0.36% 0.33% 0.32% 0.32% 0.35% 1Q164Q153Q152Q151Q15 NIB Demand IB Demand Savings Time Cost of Deposits $66.6 $66.1 $63.2 $58.7 $58.6 3.68% 3.69% 3.67% 3.62% 3.67% 1Q164Q153Q152Q151Q15 Net Interest Income Net Interest Margin (FTE) 3.68% 3.69% 3.67% 3.62% 3.67% $66.6 $66.1 $63.2 $58.7 $58.6 1Q164Q153Q152Q151Q15 Net Interest Margin (FTE) Net Interest Income

19 Interest Rate Sensitivity Loan Portfolio – Floating Loan Growth (1) Sensitivity Trend (Up100, Up200) (3) 46% Y-o-Y growth in floating rate lending (1) 33% Y-o-Y growth in client derivatives (2) % of loans repricing: <=3 months 51% <1 year 56% Securities portfolio duration – 3.0 years Non-maturity, interest bearing accounts modeled to increase 59 bps in an “Up 100” scenario (1) As defined by EOP loans repricing in three months or less. (2) As defined by client derivative notional balances. (3) Immediate parallel shifts across a 12 month horizon $1,920 $2,148 $2,523 $2,676 $2,811 40% 44% 48% 49% 51% 1Q15 2Q15 3Q15 4Q15 1Q16 Floating % of Gross Loans -$0.022 -$0.005 $0.001 $0.005 $0.004 $0.028 $0.031 $0.038 -0.87% -0.19% 0.03% 0.16% 0.15% 1.04% 1.03% 1.28% 2Q15 3Q15 4Q15 1Q16 Up100 Up200 Up100 Up200 EPS Impact Sensitivity

20 Non-Interest Income / Non-Interest Expense Non-Interest Income 1 Non-Interest Expense Efficiency Ratio Non-Personnel Expense 1 Excludes Gain on Sale of Investment Securities and Non-Interest Income Related to the Covered / Formerly Covered Loan Portfolio $50.7 $51.3 $53.0 $48.8 $48.1 $50.3 $50.3 $49.6 $48.4 $47.8 61.8% 62.6% 63.5% 60.9% 63.1% 61.2% 61.4% 59.4% 60.5% 62.7% 1Q164Q153Q152Q151Q15 NIE (GAAP) NIE (Operating) Efficiency Ratio (GAAP) Efficiency Ratio (Operating) 29% 31% 29% 29% 27% 23% 20% 18% 20% 22% 19% 20% 17% 18% 16% 8% 9% 10% 12% 9% 21% 19% 26% 22% 26% $16.6 $16.5 $17.1 $15.2 $15.1 1Q164Q153Q152Q151Q15 Service Charges Wealth Mgmt Bankcard Mortgage Other 23% 20% 18% 21% 24% 10% 10% 9% 10% 10% 13% 13% 10% 12% 13% 9% 8% 16% 8% 9% 45% 48% 47% 49% 44% $21.1 $21.3 $25.2 $21.7 $21.1 1Q164Q153Q152Q151Q15 Occupancy FF&E Data Processing Professional Services Other 58% 58% 52% 56% 56% 42% 42% 48% 44% 44% 1,390 1,400 1,394 1,366 1,353 $50.7 $51.3 $53.0 $48.8 $48.1 1Q164Q153Q152Q151Q15 Personnel Non-Personnel FTE

21 Loans Loan Product Mix 1 Loan Portfolio By Geography 2 Average Loan Size & Rate 3 Nationwide Lending Platforms 1 Commercial & Business includes Owner Occupied Commercial Real Estate 2 Includes loans held for sale. Excludes purchase accounting loan marks. 3 Average loan balances in $000s. $2,687 48% $1,447 26% $198 4% $1,212 22% Ohio Indiana Kentucky National Business $287 5% $579 11% $4,638 84% Oak Street Franchise All Other Loans$347 $380 $555 $716 $389 $110 $32 3.8% 4.0% 3.8% 5.4% 7.8% 4.0% 4.1% C&I* OOCRE* ICRE* Franchise Oak Street Mortgage Home Equity Average Balance Weighted Average Rate *Ex.Franchise & Oak Street $2,624 $2,568 $2,493 $2,190 $2,178 $1,825 $1,759 $1,674 $1,611 $1,551 $509 $512 $507 $506 $497 $547 $549 $543 $546 $538 1Q164Q153Q152Q151Q15 Commercial & Business Investor Commercial Real Estate Residential Mortgage Home Equity & Other Consumer

22 Loans C&I Loans By Industry 1 CRE Loans By Collateral 2 1 Industry types included in Other representing greater than 1% of total C&I loans include Retail Trade, Agriculture, Public Administration, Waste Management, Utilities and Education. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Farmland, Manufacturing Facilities, Recreation Facilities, Commercial Lot, Hotel, Nursing, Residential Building Construction, Church, Strip Center and Education. Accommodation and Food Services 25% Finance and Insurance 19% Manufacturing 17% Wholesale Trade 7% Real Estate and Rental and Leasing 5% Professional, Scientific, and Technical Services 5% Construction 3% Health Care and Social Assistance 3% Other 16% Retail 12% Office 10% Residential, Multi Family 5+ 9% Restaurant 8% Commercial Building Construction 7% Residential, 1-4 Family 7% Industrial Facility 5% Warehouse 5% Student Housing 4% Medical Office 3% All others 30%

23 Investment Portfolio Total investments of $1.92 billion Investment Portfolio / Total Assets = 23.4% Effective yield earned during first quarter = 2.59% Portfolio duration = 3.0 years Portfolio Composition Portfolio Quality Agency, 69% AAA, 14% Regulatory Stock, 2% AA, 2% AA-, 2% AA+, 2% BBB, 2% BBB-, 1% BBB+, 1% Other, 3% Agency CMOs, 31% Commercial MBS, 23% Agency Pass- through Securities, 12% Asset-backed Securities, 13% Municipal Securities, 7% Non-Agency CMOs, 5% Corporate Securities, 3% Regulatory Stock, 2% Non-Agency Pass- through Securities, 2% U.S. Government Agency Debt, 1% Other, 1%

24 Asset Quality Non-Performing Loans / Total Loans Non-Performing Assets / Total Assets Net Charge Offs / Average Loans Classified Assets / Total Assets $52.1 $56.9 $55.9 $59.8 $64.6 0.95% 1.06% 1.07% 1.23% 1.36% 1Q164Q153Q152Q151Q15 NPLs NPLs / Total Loans $64.1 $70.1 $71.1 $76.2 $85.5 0.78% 0.86% 0.90% 1.03% 1.18% 1Q164Q153Q152Q151Q15 NPAs NPAs / Total Assets $1.3 $1.8 $2.2 $3.3 $1.8 0.10% 0.14% 0.17% 0.27% 0.16% 1Q164Q153Q152Q151Q15 NCOs NCOs / Average Loans $133.9 $132.4 $128.7 $139.9 $153.8 1.63% 1.63% 1.63% 1.90% 2.12% 1Q164Q153Q152Q151Q15 Classified Assets Classified Assets / Total Assets

25 Asset Quality Allowance / Non-Accrual Loans Allowance / Total Loans Net Charge Offs & Provision Expense $53.7 $53.4 $53.3 $52.9 $53.1 $22.0 $28.0 $35.7 $39.7 $49.2 244.2% 190.7% 149.3% 133.3% 108.0% 1Q164Q153Q152Q151Q15 Allowance for Loan Losses Non-Accrual Loans ALLL / Non-Accrual Loans $53.7 $53.4 $53.3 $52.9 $53.1 0.98% 0.99% 1.02% 1.09% 1.11% 1.08% 1.11% 1.17% 1.27% 1.43% 1Q164Q153Q152Q151Q15 Allowance for Loan Losses ALLL / Total Loans (ALLL + Loan Marks - Indem Asset) / Total Loans $1,321 $1,798 $2,191 $3,270 $1,842 $1,655 $1,864 $2,647 $3,070 $2,060 1Q164Q153Q152Q151Q15 NCOs Provision Expense

26 Capital Tier 1 Common Equity Tangible Book Value Total Capital Tangible Common Equity $615.1 $597.5 $601.3 $656.9 $650.2 $9.94 $9.69 $9.74 $10.65 $10.54 1Q164Q153Q152Q151Q15 Tangible Book Value Tangible Book Value per Share $615.1 $597.5 $601.3 $656.9 $650.2 7.71% 7.53% 7.84% 9.08% 9.16% 1Q164Q153Q152Q151Q15 Tangible Book Value Tangible Common Ratio $831.9 $822.4 $812.0 $751.8 $741.0 12.86% 13.04% 13.37% 13.31% 13.27% 12.50% 1Q164Q153Q152Q151Q15 Total Capital Total Capital Ratio Target $658.0 $648.7 $638.6 $697.1 $686.2 10.17% 10.28% 10.51% 12.34% 12.29% 10.50% 1Q164Q153Q152Q151Q15 Tier 1 Common Equity Tier 1 Common Ratio Target

Reconciliation of Non-GAAP Measures

$ in 000s	1Q - 2015	2Q - 2015	3Q - 2015	4Q - 2015	1Q - 2016
Net Interest Income	$ 58,586	$ 58,674	$ 63,159	$ 66,083	$ 66,555
Provision Expense	2,060	3,070	2,647	1,864	1,655
Net Interest Income After Provision Expense	56,526	55,604	60,512	64,219	64,900
Non-Interest Income	17,613	21,415	20,355	15,819	15,512
Non-Interest Expense - GAAP	48,068	48,786	52,992	51,284	50,720
less: Non-Operating Expense (Pre-Tax)	(289)	(371)	(3,350)	(989)	(460)
Non-Interest Expense - Operating	47,779	48,415	49,642	50,295	50,260
Income Taxes - GAAP	8,450	9,284	9,202	8,934	9,878
add: Tax Adjustment (35% Marginal Rate)	101	130	1,173	346	161
Income Taxes - Operating	8,551	9,414	10,375	9,280	10,039
Net Income - GAAP	17,621	18,949	18,673	19,820	19,814
add: Non-Operating Expense (After-Tax)	188	241	2,178	643	299
Net Income - Operating	$ 17,809	$ 19,190	$ 20,851	$ 20,463	$ 20,113
Average Diluted Shares (000s)	61,732	61,915	61,988	61,861	61,840
Average Assets (000s)	$ 7,201,313	$ 7,243,886	$ 7,611,389	$ 7,950,278	$ 8,118,945
Average Tangible Common Equity (000s)	$ 642,925	$ 655,133	$ 600,664	$ 605,891	$ 610,055
EPS - GAAP	$ 0.29	$ 0.31	$ 0.30	$ 0.32	$ 0.32
EPS - Operating	$ 0.29	$ 0.31	$ 0.34	$ 0.33	$ 0.33
ROAA - GAAP	0.99%	1.05%	0.97%	0.99%	0.98%
ROAA - Operating	1.00%	1.06%	1.09%	1.02%	1.00%
ROATCE - GAAP	11.12%	11.60%	12.33%	12.98%	13.06%
ROATCE - Operating	11.23%	11.75%	13.77%	13.40%	13.27%
Efficiency Ratio - GAAP	63.1%	60.9%	63.5%	62.6%	61.8%
Efficiency Ratio - Operating	62.7%	60.5%	59.4%	61.4%	61.2%
Days in Quarter	90	91	92	92	91
Days in Year	365	365	365	365	366

Non-Operating Expenses include acquisition-related expenses, expenses associated with efficiency initiatives and other expenses not expected to recur.

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